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The Advisors' Inner Circle Fund II

HANCOCK HORIZON GROWTH FUND

Institutional Class Shares: HHRTX
Investor Class Shares: HHRAX (formerly, Class A Shares)
Class C Shares: HHRCX






SUMMARY PROSPECTUS

MAY 31, 2016




Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://hancockhorizon.com/FundInvestors/Literature.aspx. You can also get this information at no cost by calling 1-888-422-2654, by sending an e-mail request to information@hancockhorizon.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated May 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.



                                                               [GRAPHIC OMITTED]

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

HANCOCK HORIZON GROWTH FUND

INVESTMENT OBJECTIVE

The Hancock Horizon Growth Fund (the "Growth Fund" or the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
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
                                                        INSTITUTIONAL             INVESTOR
                                                        CLASS SHARES            CLASS SHARES           CLASS C SHARES
                                                        -------------           ------------           --------------

Management Fees ...................................             0.80%                  0.80%                    0.80%
Distribution and/or Service (12b-1) Fees ..........             None                   None                     0.75%
Other Expenses ....................................             0.22%                  0.47%                    0.47%
                                                                -----                  -----                    -----
   Shareholder Servicing Fees .....................     None                    0.25%                   0.25%
   Other Operating Expenses .......................     0.22%                   0.22%                   0.22%
Total Annual Fund Operating Expenses ..............             1.02%                  1.27%                    2.02%

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                               ------      -------      -------      --------
Institutional Class Shares ..   $104        $325           $563       $1,248
Investor Class Shares .......   $129        $403           $697       $1,534
Class C Shares ..............   $205        $634         $1,088       $2,348

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PORTFOLIO TURNOVER
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The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund may also invest in real estate investment trusts ("REITs"). The Fund focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate. Horizon Advisers (the "Adviser") employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser continually monitors the Fund's portfolio and may sell a security when there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

GROWTH STYLE RISK -- The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

REITs RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year for the past 10 years and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.

Prior to May 31, 2016, Investor Class Shares of the Fund were called "Class A Shares," and shareholders were charged a sales charge on certain purchases of Class A Shares. The Investor Class Shares performance provided in the table below for the period prior to May 31, 2016 represents the performance of Investor Class Shares when they were called Class A Shares and includes the Maximum Sales Charge (Load) that was applicable to Class A Shares.

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

                         ----------------------------
                            2006              4.38%
                         ----------------------------
                            2007             10.60%
                         ----------------------------
                            2008            (42.48)%
                         ----------------------------
                            2009             23.01%
                         ----------------------------
                            2010             18.38%
                         ----------------------------
                            2011             (0.69)%
                         ----------------------------
                            2012             17.13%
                         ----------------------------
                            2013             31.58%
                         ----------------------------
                            2014             14.10%
                         ----------------------------
                            2015              1.88%
                         ----------------------------


                      BEST QUARTER           WORST QUARTER
                         15.13%                (24.86)%
                      (03/31/2012)           (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's Institutional Class Shares' performance from 1/1/16 to 3/31/16 was (2.99)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class Shares only. After-tax returns for other classes will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                 SINCE INCEPTION
GROWTH FUND                      1 YEAR    5 YEARS   10 YEARS     (01/31/2001)
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FUND RETURNS BEFORE TAXES
  INSTITUTIONAL CLASS SHARES ..  1.88%     12.21%     5.58%          5.47%
  INVESTOR CLASS SHARES ....... (3.64)%    10.75%     4.75%          4.84%
  CLASS C SHARES ..............  0.88%     11.10%     4.53%          4.44%
FUND RETURNS AFTER TAXES ON
 DISTRIBUTIONS
  INSTITUTIONAL CLASS SHARES .. (0.52)%     9.95%     4.29%          4.60%
FUND RETURNS AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF
 FUND SHARES
  INSTITUTIONAL CLASS SHARES ..  2.69%      9.44%     4.34%          4.40%
RUSSELL 1000(R) GROWTH INDEX
 (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES, OR TAXES) ....  5.67%     13.53%     8.53%          3.89%
LIPPER(R) MULTI-CAP GROWTH
 FUNDS CLASSIFICATION AVERAGE
 (REFLECTS NO DEDUCTION FOR
 SALES CHARGES OR TAXES) ......  2.51%     11.12%     7.34%          4.36%

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

Greg Hodlewsky, CFA, Investment Director and lead portfolio manager for the Fund, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

John Portwood, CFA, Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

David Lundgren Jr., CFA, Managing Director, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

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TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund can generally only be purchased through an account with an investment professional or other institution. To purchase shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $100.

The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day") by contacting that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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